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                                                                    Exhibit 20.1

                      Chase Credit Card Owner Trust 1999-3




Section 7.3 Indenture                   Distribution Date:             4/17/2000
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(I)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                       0.00
            Class B Principal Payment                                       0.00
            Class C Principal Payment                                       0.00
                      Total

       Amount of the distribution allocable to the principal on the
         Notes per $1,000 of the initial principal balance of
         the Notes
            Class A Principal Payment                                       0.00
            Class B Principal Payment                                       0.00
            Class C Principal Payment                                       0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on
         the Notes
            Class A Note Interest Requirement                       4,717,500.00
            Class B Note Interest Requirement                         279,708.54
            Class C Note Interest Requirement                         430,996.32
                      Total                                         5,428,204.86

       Amount of the distribution allocable to the interest on the
         Notes per $1,000 of the initial principal balance of
         the Notes
            Class A Note Interest Requirement                            5.55000
            Class B Note Interest Requirement                            5.79167
            Class C Note Interest Requirement                            6.37427

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                           850,000,000
            Class B Note Principal Balance                            48,295,000
            Class C Note Principal Balance                            67,615,000

(iv)   Amount on deposit in Owner Trust Spread Account             14,488,650.00

(v)    Required Owner Trust Spread Account Amount                  14,488,650.00



                                    By:
                                       -------------------------
                                       Name:  Patricia M. Garvey
                                       Title: Vice President

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